UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  November 9, 2009

Commission File number 333-152959

BLUESTAR FINANCIAL GROUP, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	51-0665952
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

11445 E. Via Linda, Suite 2419, Scottsdale, AZ 85259
(Address of principal executive offices)

480-463-4246
(Issuer’s telephone number)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 MATERIAL DEFINITIVE AGREEMENT

On March 15, 2010, BlueStar Financial Group, Inc. a Nevada corporation (“BSFG”)  and its wholly owned subsidiary BlueStar Acquisition Corporation (“Merger Sub”) entered into an Agreement and Plan of Merger  (the “Agreement”) with YouChange, Inc., a Arizona corporation (“YouChange”).  A copy of the Agreement is attached hereto as Exhibit 2.1.

Pursuant to and subject to, the terms and conditions of the Agreement, BSFG intends to acquire all of the issued and outstanding shares of YouChange in exchange for 19,500,000 shares of BFSG Common Stock and an additional 2,000,000 shares of BFSG Common Stock will be issued for the $500,000 principal amount of secured convertible promissory notes which convert into shares of Youchange common stock immediately prior to the merger.

If the Acquisition is closed, of which there can be no assurance, YouChange will be a wholly owned subsidiary of BSFG and the YouChange stockholders will own a majority of the outstanding common stock of BSFG.

Once the Acquisition is closed, it is anticipated that the former YouChange management team will begin leading and executing a new direction for BSFG that will focus on the eWaste challenge by launching the youchange.com platform. The youchange platform will include paying and providing reward points to businesses and consumers for their used electronics, refurbishing and recycling those products through established and certified strategic partners, and the sale and re-commerce of these products as well as licensing of proprietary data.

The closing of the Agreement is subject to several conditions and there can be no assurance that the Acquisition will be completed.

The Agreement provides that if the Acquisition is closed, Paul Voorhees, a director of BSFG will resign and no successor will be appointed immediately.  The Agreement also provides that the officers and directors of Merger Sub will be officers and directors of YouChange until their resignation or removal.

The Agreement contains customary representations and warranties, pre-closing covenants, and closing conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits
      ---   --------

      2.1  Agreement and Plan of Merger dated  March 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Bluestar Financial Group, Inc. (Registrant)
Date: March 22, 2010
	By:	/s/ Richard Papworth
Richard Papworth
Chief Executive Officer